Exhibit 99.1

Investor Presentation October 2013 Infinity Resources Holdings Corp.(Symbol: IRHC)

SEC DISCLAIMER This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of Infinity Resources Holdings Corp. could differ materially from the results expressed or implied by the forward-looking statements the company makes. All statements other than statements of historical fact could be deemed forward-looking statements, including the following: any projections of product or service availability, earnings, revenues, or other financial items; any statements regarding strategies or plans of management for future operations; any statements concerning new, planned, or upgraded services or developments; statements about current or future economic conditions; and any statements of belief. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in financial and operating results; rate of growth; interruptions or delays in service; breaches of security measures; the financial impact of any previous and future acquisitions; the nature of the company’s business model; ability to continue to release, and gain customer acceptance of, new and improved versions of service; successful customer deployment and utilization of existing and future services; competition; the emerging markets in which the company operates; ability to hire, retain, and motivate employees and manage growth; changes in customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters; and general developments in the economy, financial markets, and credit markets. Further information on these and other factors that could affect financial results is included in the reports and in other filings the company makes with the Securities and Exchange Commission from time to time. These documents and others containing important disclosures are available in the Financial Information section of http://irhc.com Infinity Resources Holdings Corp. assumes no obligation and does not intend to update these forward-looking statements, except as required by law. Any unreleased services or features referenced in this material, press releases, presentations, or public statements are not currently available and may not be delivered on time or at all. Customers who purchase Infinity Resources Holdings Corp. applications or services should make their purchase decisions based upon features that are currently available. Certain information contained in this material is made available to Infinity Resources Holdings Corp. by third parties. Infinity Resources Holdings Corp. is not responsible for the content of any information made available to it by any third party. Infinity Resources Holdings Corp. disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Infinity Resources Holdings Corp. that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Infinity Resources Holdings Corp. makes no commitment, and disclaims any duty, to update or revise such information.

INVESTMENT HIGHLIGHTS Infinity Resources Holdings Corp. (IRHC: OTC BB) Provides innovative and market leading solutions to a large addressable market Proven business model; reference customers include some of the largest companies in the world Leverages a national footprint and sizable commodity stream Asset-light business model requires minimal capital investment Multiple driving forces behind expected future margin expansion Well received story as business aligns with corporate responsibly and green movements

CORPORATE OVERVIEW Collectively, Infinity’s portfolio of sustainability companies covers the full spectrum of the recycling life cycle, providing innovative waste reduction and landfill diversion solutions for recycling and proper disposal of commercial and consumer waste streams.

CORPORATE UPDATE: AQUISITION OF QUEST July 2013, Infinity Resources Holdings Corp. purchased the remaining 50% interest in Quest Resource Management Group, LLC to add to 50% interest already owned by Earth911, Inc., a subsidiary of Infinity. Brian Dick, Chief Executive Officer of Quest, has been appointed as President and Chief Executive Officer and a Director of Infinity. The combination of Quest, it’s management, with the additional marketing reach of Earth911 should open new markets for the combined organization. In addition, the integration of management and facilities brings the opportunity for synergies and greater profitability. -Brian Dick, CEO

QUEST OVERVIEW High growth technology-enabled services company Leader in managed waste providing one-stop recycling solution across the entire waste stream Over $55B market opportunity Revenue growth of 48% CAGR from $3M in 2007 (inception) to $131M in 2012 Asset light, highly scalable, flexible business model Highly visible, repeat revenues from Fortune 500 customer base Experienced executive team Sustainability efforts are becoming integrated into the corporate fabric of a growing number of large and midsized companies Strong brand equity with multiple awards across Recycling, Environmental Services and Sustainability markets and Inc. Magazine Track record of sustained organic growth within accounts through broadening of services offered and locations served

EARTH 911, INC. OVERVIEW Earth911, Inc. is positioned as The Recycling Authority Key Offerings: The consumer lifestyle website Earth911.com, focusing on: Low waste living Do-it-Yourself projects Actionable (non-activist) environmental ideas The largest, most accurate proper disposal directory in the U.S. 360 searchable materials 1.6 million recycling opportunities Syndicated via Earth911.com, 1-800-CLEANUP, iRecycle and through partner websites as Data as a Service Recycling mobile search application

RESOURCE MANAGEMENT GROUP Summary

QUEST OPERATIONAL SNAPSHOT Coverage in all 50 states, Puerto Rico and Canada Manages recycling programs at over 14,800 client locations every month 100% customer retention Leverages over 3,500 permitted partners 30,000 continuously trained professionals 24,000 trucks 600 recycling facilities 2012 key metrics Recycled over 1.6 billion pounds of materials in 2012 Achieved over 99% landfill diversion Managed over 20 LEED certification, energy modeling and building commissioning projects 96% of calls answered in less than 10 seconds

QUEST GROWTH ANNUAL REVENUE TREND 2008-2012 Total Revenues (in millions)

MARKET SIZE Quest’s total initial target market is $2.5 billion. $55 billion U.S. waste management industry Waste collection: $34 billion Transporting & processing waste and recyclables: $6 billion Waste disposal: $13 billion Waste-to-energy: $2 billion “Economics, public opinion and government mandates will increasingly demand that more value is recovered from our waste materials.? “Municipalities are moving forward with diversion programs-in many cases motivated by state mandates. And leading solid waste companies will continue the process of re-branding themselves as businesses that also extract value from the materials they collect.” Sources: http://www.wastebusinessjournal.com/overview.htm, http://ebionline.org/updates/1244-us-solid-waste-industry-reaches-55-billion-in-revenues-innovative-conversion-technologies-poised-to-shake-up-the-industry

MARKET OVERVIEW OVERVIEW Comprehensive sustainability, recycling and waste management programs Maximize value of recyclables and lower costs Network of pre-approved collection and recycling companies Take advantage of regional marketplaces One point of contact for all service needs INDUSTRIES SERVED Automotive Industrial Municipal Fleet Hospitality Foodservice Healthcare Multi family apartment Office buildings SOLUTIONS Used Oil/Used Oil Filters Scrap Tires Industrial Cleaning Hazardous Waste Electronic Waste Universal Waste (Batteries, Mercury, Lights, etc.) Parts Cleaners Plastics , Cardboard, and Glass Cooking Oils And Grease Traps Municipal Solid Waste Sustainability Strategic Planning Carbon, Waste, Water Footprint analysis Tracking And Reporting LEED, Green Globes Energy Modeling PROGRAM GOALS Maximize value of recyclable commodities Environmental sustainability Liability protection and environmental compliance Centralized point of contact Accurate tracking of clients? Key Performance Indicators

KEY MATERIALS RECYCLED ANNUALLY

TARGET SEGMENTS Cardboard, Scrap Plastics, Solid Emission Green Business Segment Motor Oil Tires Grease Rendering Organics E-waste Glass Waste Sustainablility Reduction Building automotive services retail services providers trucking & fleet car rental companies big box retailers grocery retailers manufacturers packaging heavy & industrial hospitality 1Includes car dealerships, tire dealerships, quick lubes and automotive service franchises

MARKET SHARE & OPPORTUNITY Quest currently has a 5% market share of its initial target market and a 0.2% market share of the total market opportunity Market Size 2012 Quest Revenue Market Share ($ in millions) ($ in millions) Top 50 grocery store chains $ 668 $ 80 12% Top100 dealership groups $ 25 $ 6 23% Top 100 fleets $ 470 $ 43 9% Top 100 universities $ 5— 0% Top 100 REITs $ 43— 1% Top 100 school districts $ 63— 0% Top 100 manufacturering $ 1205 $ 1 0% Total in top 100 $ 2,478 $ 130 5% Total market size1 $ 55,000 $ 130 0.2% 1 Waste Business Journal, 2012

BUSINESS MODEL Revenue Sources Recycling and Waste management—Fees for hauling, disposal or related services—Fees for professional and administrative services—Commodity sales and rebates from waste with monetized value—Contracts may have a shared savings component Sustainability, LEED and Energy Efficiency consulting—Audits, analysis, planning, project management Procurement—New or recycled materials, tanks, containers, fleet maintenance products Contracts Evergreen or multi-year

ORGANIC & ACQUISITION GROWTH STATEGY Increase revenue and maximize speed to market by acquiring companies with proven expertise and robust customer base Accelerate growth of customer contracts acquired by leveraging the Quest ?system? Robust, scalable and flexible Information Technology infrastructure will allow Quest to provide leading, innovative solutions and effectively manage clients? needs Mix of current customers penetration, customer vertical, services and geographic expansion

Summary

EARTH 911.COM 6,618,422 Visitors year to date 26,064,494 Page views 4.32 Average page views per visit 13,000 plus Local municipalities and counties with recycling data 1,600,000 Material profiles

EARTH911.COM DEMOGRAPHICS

BIOS Mitchell A. Saltz has served as Chairman of the Board of our company since October 2012. Mr. Saltz served as Chairman of the Board and co-founder of one of our predecessors, Earth911, Inc., or Earth911, from its inception until October 2012. Mr. Saltz has served as a director of Smith & Wesson Holding Corporation, a publicly held manufacturer of firearms, since October 1998 and previously served as its Chairman of the Board and Chief Executive Officer from February 1998 through December 2003. Mr. Saltz has served as the Chairman and Managing Partner of Southwest Capital Partners, LLC, an investment banking firm, since 2009. Mr. Saltz founded Saf-T-Hammer in 1987, which developed and marketed firearm safety and security products designed to prevent the unauthorized access to firearms, which acquired Smith & Wesson Corp. from Tomkins, PLC in May 2001 and changed its name to Smith & Wesson Holding Corporation. Brian S. Dick has served as President, Chief Executive Officer, and director of our company since July 2013. Mr. Dick took Quest from a startup company in 2007 to a growing, vibrant enterprise with over $130 million in revenue in less than five years. Mr. Dick was a Ernest &Young Entrepreneur of the year finalist in 2013. The company was named one of the fastest growing companies by Inc. 5000 twice in a row, ranked 6th in the DFW area for fastest growing businesses by SMU and received the coveted AT amp;T’s Sustainability Supplier award. Mr. Dick served as Vice President—Southeast Region of Atlantic Industrial Services, Inc., an industrial waste management and environmental contracting services company, from September 2001 to March 2007. From March 1998 to September 2001, Mr. Dick served as Regional Health and Safety Manager of Safety-Kleen Systems, Inc., an environmental services company. Laurie L. Latham has served as Chief Financial Officer of our company since January 2013. SVP and Chief Financial Officer since January 2013. Ms. Latham is a senior executive with the ability to effectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Her operational and financial experience spans public and private entities including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant.

Infinity Resources Holdings Corp. 6175 Main Street, Suite #420 Frisco, Texas 75034 877.321.1811 ? Main http://www.infinityresourcesholdingscorp.com www.questrmg.com www.earth911.com Brian Dick Chief Executive Officer BrianD@QuestRMG.com Laurie Latham Chief Financial Officer LaurieL@QuestRMG.com

Infinity Resources Holdings Corp. 6175 Main Street, Suite #420 Frisco, Texas 75034 877.321.1811 – Main http://www.infinityresourcesholdingscorp.com www.questrmg.com www.earth911.com